                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 240.14a-12

                               ZENITH NATIONAL INSURANCE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               ZENITH NATIONAL INSURANCE CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
     ---------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                            [LOGO]
                                              Zenith National Insurance Corp.
                                              21255 Califa Street
                                              Woodland Hills, California 91367
                                              Telephone (818) 713-1000
    NOTICE OF ANNUAL MEETING
--------------------------------------------------------------------------------

    The Annual Meeting of Stockholders of Zenith National Insurance Corp. ("Zenith") will be held at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, on Thursday, May 15, 1997, at 9:00 a.m., for the following purposes:

    1.  To elect a Board of nine (9) Directors.

    2. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Stockholders of record at the close of business on March 24, 1997, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, such meeting.

                                          By Order of the Board of Directors

                                          John J. Tickner
                                          SECRETARY
Woodland Hills, California
Dated: March 25, 1997

    STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTPAID AND ADDRESSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO ZENITH, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                        ZENITH NATIONAL INSURANCE CORP.
                              21255 Califa Street,
                        Woodland Hills, California 91367

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                     VOTING

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zenith National Insurance Corp. ("Zenith") of proxies to be voted at the Annual Meeting of Stockholders of Zenith to be held on Thursday, May 15, 1997, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice to Zenith, and the persons executing the same, if in attendance at the Annual Meeting, may vote in person instead of by proxy. Unless authority therefor is withheld, all proxies will be voted as provided therein. In addition to solicitation of proxies by mail, officers and regular employees of Zenith and its subsidiaries, who will receive no additional compensation therefor, may solicit proxies by telephone, telegram or personal interview. The subsidiaries of Zenith are Zenith Insurance Company ("Zenith Insurance"), CalFarm Insurance Company ("CalFarm"), Cal-Ag Insurance Services, Inc., CalFarm Annuity Service Company, CalFarm Insurance Agency, CalFarm Properties, Inc., CalRehab Services, Inc., Perma-Bilt, a Nevada Corporation, Zenith Star Insurance Company, Zenith Risk Management, Inc., ZIC Lloyd's Underwriting Limited, and ZNAT Insurance Company. The cost of this solicitation will be borne by Zenith. In addition, Zenith will reimburse brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to stockholders.

    The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to stockholders is March 28, 1997.

    Only stockholders of record at the close of business on March 24, 1997, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at such meeting. On such date, Zenith had outstanding 17,667,344 shares of common stock, $1.00 par value per share (the "Common Stock"). Each share of Common Stock entitles the record holder at such time to one vote on all matters. With respect to the election of Directors only, however, every stockholder may cumulate his votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any stockholder has given notice at the Annual Meeting prior to voting of his intention to cumulate his votes. In the event there is cumulative voting for Directors, each stockholder will be entitled to give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or to distribute his votes on the same principle among as many candidates as such stockholder thinks fit. In the event the election of Directors is to proceed with cumulative voting, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes to which shares covered by the proxy are entitled and to distribute the votes among the candidates for election as the holder of the proxy sees fit. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of Common Stock entitled to vote shall constitute a quorom. Election of Directors shall be decided by plurality vote. Other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange rules) will be counted and will have the same effect as "no" votes.

    The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with his best judgment thereon.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table contains certain information  at the Record Date as  to:
(1) all persons who, to the knowledge of Zenith, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, (2) each of the Executive Officers named in the Summary Compensation Table, (3) each of the Directors of Zenith and (4) all Executive Officers and Directors as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person.

                                                      AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)   OF CLASS
--------------------------------------------------  ------------------------   --------
Reliance Insurance Company(2)(3)..................             6,574,445          37.2%
  4 Penn Center Plaza
  Philadelphia, PA 19103
Harvey L. Silbert(3)(4)(5)........................             1,058,640           6.0%
  10100 Santa Monica Blvd.
  Suite 2200
  Los Angeles, CA 90067
Gilder, Gagnon, Howe & Co.(6).....................             1,057,886           6.0%
  1775 Broadway
  New York, New York 10019
Stanley R. Zax(3)(4)(7)...........................               448,564           2.5%
  21255 Califa Street
  Woodland Hills, CA 91367
Jack M. Ostrow(3)(4)(8)...........................               100,000             *
  9601 Wilshire Blvd.
  Beverly Hills, CA 90210
Gerald Tsai, Jr.(4)...............................                50,000             *
  200 Park Ave.
  New York, New York 10166
Fredricka Taubitz(9)..............................                55,275             *
  21255 Califa Street
  Woodland Hills, CA 91367
James P. Ross(10).................................                38,343             *
  21255 Califa Street
  Woodland Hills, CA 91367
Keith E. Trotman(11)..............................                27,753             *
  21255 Califa Street
  Woodland Hills, CA 91367

                                                      AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)   OF CLASS
--------------------------------------------------  ------------------------   --------
John J. Tickner(12)...............................                12,641             *
  21255 Califa Street
  Woodland Hills, CA 91367
Max M. Kampelman(4)...............................                 4,992             *
  1001 Pennsylvania Avenue N.W.
  Washington D.C. 20004
William Steele Sessions(4)(13)....................                 1,461             *
  Weston Centre
  112 East Pecan St.
  San Antonio, TX 78205
George E. Bello(4)(14)............................                     0             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Robert M. Steinberg(4)(14)........................                     0             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Saul P. Steinberg(4)(14)(15)......................             6,574,445          37.2%
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
All Executive Officers and Directors as a group
(14 persons)(16)..................................             8,372,405          46.6%

------------------------
  * Less than 1%

 (1)Subject to applicable community property and similar statutes.

 (2)Number of shares shown includes 39,110 shares held by Reliance National Insurance Company of New York and 39,110 shares held by United Pacific Insurance Company of New York, both wholly owned subsidiaries of Reliance Insurance Company. Reliance Insurance Company is a wholly-owned subsidiary of Reliance Financial Services Corporation, which is a wholly-owned subsidiary of Reliance Group Holdings, Inc. Saul P. Steinberg, members of his family and affiliated trusts own approximately 45% of the common stock of Reliance Group Holdings, Inc., and as a result of such stock holdings, Saul P. Steinberg may be deemed to control Reliance Group Holdings, Inc. Pursuant to an Amended Exemption issued to Reliance Insurance Company by the Insurance Commissioner of the State of California, Reliance Insurance Company has agreed that it will not vote shares in excess of 28.7% of the outstanding Common Stock unless it obtains the Insurance Commissioner's consent or qualifies for an exemption from such consent.

 (3)Reliance Insurance Company and each of Jack M. Ostrow, Harvey L. Silbert (individually and as trustee of a family trust) and Stanley R. Zax were granted certain rights to require Zenith to register for sale, under the Securities Act of 1933, shares of Common Stock beneficially owned by each of them. Zenith granted these rights in connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Common Stock (20.5% of the then outstanding shares) to Reliance Insurance Company by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax.

 (4)Director of Zenith.

 (5)Number of shares shown includes 173,551 shares held by Mr. Silbert as trustee of certain family trusts, as to which shares Mr. Silbert disclaims beneficial ownership. Number of shares shown also includes 885,089 shares held by The Harvey L. and Lillian Silbert Family Trust, a revocable trust, of which Mr. Silbert is a trustee.

 (6)On February 25, 1997, Zenith was supplied with information by Gilder, Gagnon, Howe & Co. that it holds 1,057,886 shares of Common Stock. Gilder, Gagnon, Howe & Co. also confirmed that it has shared dispositive power and shared voting power with respect to 120,000 shares and sole dispositive power, but no voting power, with respect to 937,886 shares. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership with respect to all of the shares shown in the table.

 (7)Chief Executive Officer of Zenith. Number of shares shown includes 1,030 shares owned by Mr. Zax as custodian for his adult children, as to which shares Mr. Zax disclaims beneficial ownership, and 200,000 shares, as to which options are or will become exercisable within sixty days after the Record Date.

 (8) Number of shares shown consists of 65,000 shares held by The Ostrow Family Trust, a revocable trust, of which Mr. Ostrow is a trustee and 35,000 shares held by the Bella Ostrow Unitrust of which Mr. Ostrow is the sole trustee.

 (9) Executive Officer of Zenith. Number of shares shown includes 5,025 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of December 31, 1996, the latest date for which such information is available, and 43,750 shares, as to which options are or will become exercisable within sixty days after the Record Date.

(10) Executive Officer of Zenith. Number of shares shown includes 36,250 shares, as to which options are or will become exercisable within sixty days after the Record Date.

(11) Executive Officer of Zenith. Number of shares shown consists of 4,003 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of December 31, 1996, the latest date for which such information is available, and 23,750 shares, as to which options are or will become exercisable within sixty days after the Record Date.

(12) Executive Officer of Zenith. Number of shares shown consists of 1,391 shares allocated to such Executive Officer's account in The Zenith 401(k) Plan as of December 31, 1996, the latest date for which such information is available, and 11,250 shares, as to which options are or will become exercisable within sixty days after the Record Date.

(13) Shares shown are held in Mr. Sessions' Simplified Employee Pension -- Individual Retirement Account.

(14) Director of Reliance Insurance Company.

(15) Shares shown are those owned by Reliance Insurance Company and certain of its subsidiaries. See notes (2) and (3) above.

(16) Number of shares shown includes 315,000 shares, as to which options are or will become exercisable within sixty days after the Record Date, and excludes shares allocated to The Zenith 401(k) Plan accounts of the Executive Officers subsequent to December 31, 1996, which information is not available as of the date of this Proxy Statement. Number of shares shown also includes 6,574,445 shares owned by Reliance Insurance Company and certain of its subsidiaries. See notes (2), (3) and (15) above.

                      (This page intentionally left blank)

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the regulations of the Securities and Exchange Commission (the "Commission") thereunder require Zenith's Executive Officers and Directors, and persons who own more than ten percent of a registered class of Zenith's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish Zenith with copies of all such forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, Zenith believes that, during the year ended December 31, 1996, all filing requirements applicable to its Executive Officers, Directors, and 10% stockholders were complied with, except that due to inadvertent error, an Executive Officer, Philip R. Hunt, did not file a Form 4 reporting two cashless exercises of employee stock options for the purchase of 1,000 and 2,000 shares of Common Stock. Each cashless exercise, consisting of the exercise of the option and an immediate sale through a broker, occurred in the same month. Mr. Hunt has subsequently filed a Form 5 reporting the two cashless exercises.

                             ELECTION OF DIRECTORS

    It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as Directors of Zenith. In the event that there should be cumulative voting in the election of Directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed.

    All nominees have consented to being named herein and have indicated their intention to serve if elected. In the unanticipated event that any of the nominees becomes unable to serve as a Director, the proxies will be voted for a substitute nominee in accordance with the best judgment of the person or persons voting them.

    A Director of Zenith serves until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

    The nominees for Director listed below were designated by the Board of Directors of Zenith. The information with respect to each nominee is as supplied or confirmed by such nominee.

                                    SERVED AS     POSITIONS AND        PRINCIPAL OCCUPATIONS AND          OTHER PUBLICLY HELD
                                    DIRECTOR    OFFICES HELD WITH        EMPLOYMENT DURING PAST          CORPORATIONS IN WHICH
            NAME              AGE     SINCE           ZENITH                   FIVE YEARS                  DIRECTORSHIPS HELD
----------------------------  ---   ---------  --------------------  ------------------------------  ------------------------------
George E. Bello               61       May     Director of Zenith    Executive Vice President        Reliance Group Holdings, Inc.;
(1)                                   1984     and Zenith Insurance  and Controller of Reliance      Reliance Financial Services
                                                                     Group Holdings, Inc. for more   Corporation; Horizon Mental
                                                                     than the past five years (2)    Health Management, Inc.;
                                                                                                     United Dental Care, Inc.

                                    SERVED AS     POSITIONS AND        PRINCIPAL OCCUPATIONS AND          OTHER PUBLICLY HELD
                                    DIRECTOR    OFFICES HELD WITH        EMPLOYMENT DURING PAST          CORPORATIONS IN WHICH
            NAME              AGE     SINCE           ZENITH                   FIVE YEARS                  DIRECTORSHIPS HELD
----------------------------  ---   ---------  --------------------  ------------------------------  ------------------------------
Max M. Kampelman              76    February   Director of Zenith    Attorney, Of Counsel, since     None
                                      1989     and Zenith Insurance  March 1991, and Partner,
                                                                     January 1989 to March 1991,
                                                                     Fried, Frank, Harris, Shriver
                                                                     & Jacobson; Counselor of the
                                                                     Department of State and Head
                                                                     of the U.S. Delegation to
                                                                     Negotiations on Nuclear and
                                                                     Space Arms with the Soviet
                                                                     Union from January 1985 to
                                                                     January 1989

Jack M. Ostrow                75    September  Director of Zenith    Attorney and Certified Public   None
(1)                                   1977     and Zenith            Accountant for more than the
                                               Insurance, Chairman   past five years
                                               of Audit Committee,
                                               Member of
                                               Performance Bonus
                                               Committee

William Steele Sessions       66    September  Director of Zenith    Attorney, Sessions & Sessions,  The O'Gara Company
                                      1993     and Zenith Insurance  L.C. since March 1995;
                                                                     Security Consultant since July
                                                                     1993; Director, Federal Bureau
                                                                     of Investigation from 1987 to
                                                                     1993

Harvey L. Silbert             84     January   Director of Zenith    Attorney, Of Counsel, Loeb &    None
(1)(3)                                1978     and Zenith            Loeb LLP since March 1991; Of
                                               Insurance, Member of  Counsel, Wyman, Bautzer,
                                               Performance Bonus     Kuchel & Silbert for more than
                                               Committee             five years prior to March
                                                                     1991; management of personal
                                                                     investments for more than the
                                                                     past five years

Robert M. Steinberg           54    February   Director of Zenith    President and Chief Operating   Reliance Group Holdings, Inc.;
(1)(4)                                1981     and Zenith Insurance  Officer of Reliance Group       Reliance Financial Services
                                                                     Holdings, Inc. and Chairman of  Corporation
                                                                     the Board and Chief Executive
                                                                     Officer of Reliance Insurance
                                                                     Company for more than the past
                                                                     five years (2)

                                    SERVED AS     POSITIONS AND        PRINCIPAL OCCUPATIONS AND          OTHER PUBLICLY HELD
                                    DIRECTOR    OFFICES HELD WITH        EMPLOYMENT DURING PAST          CORPORATIONS IN WHICH
            NAME              AGE     SINCE           ZENITH                   FIVE YEARS                  DIRECTORSHIPS HELD
----------------------------  ---   ---------  --------------------  ------------------------------  ------------------------------
Saul P. Steinberg             57    February   Director of Zenith    Chairman of the Board and       Reliance Group Holdings, Inc.;
(1)(4)(5)(6)                          1981     and Zenith Insurance  Chief Executive Officer of      Reliance Financial Services
                                                                     Reliance Group Holdings, Inc.   Corporation;
                                                                     for more than the past five     Symbol Technologies, Inc.
                                                                     years (2)

Gerald Tsai, Jr.              68    December   Director of Zenith    Chairman, President, and Chief  Delta Life and Annuity
                                      1991     and Zenith            Executive Officer of Delta      Company; Meditrust;
                                               Insurance, Chairman   Life Corporation since          Proffitt's, Inc.; Rite Aid
                                               of Performance Bonus  February 1993; management of    Corporation; Sequa
                                               Committee             private investments since       Corporation; Triarc Companies,
                                                                     January 1989; Chairman and      Inc.
                                                                     CEO, Primerica Corp., February
                                                                     1987 to December 1988

Stanley R. Zax                59      July     Chairman of the Board and President of Zenith and     None
(1)                                   1977     Zenith Insurance for more than the past five years;
                                               Chairman of the Board of CalFarm Life Insurance
                                               Company for more than five years prior to December
                                               1995; Chairman of the Board and President of CalFarm
                                               for more than five years prior to January 1995; and
                                               Chairman of the Executive Committee of the Board of
                                               Directors of CalFarm since January 1995 (7)

------------------------------
(1) In connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Common Stock (20.5% of the then outstanding shares) to Reliance Insurance Company by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax, the selling stockholders agreed to use their best efforts to expand the Boards of Directors of Zenith and Zenith Insurance and to cause (so long as Reliance Insurance Company owns at least 10% of Zenith's outstanding Common Stock) the election thereto of three qualified persons designated by Reliance Insurance Company. George E. Bello, Robert
     M. Steinberg and Saul P. Steinberg have been so designated.

(2)  Reliance  Insurance  Company, Reliance  Group  Holdings, Inc.  and Reliance
     Financial Services Corporation are insurance and insurance holding companies. Based on Reliance Insurance Company's and certain of its subsidiaries' holdings of Common Stock, Reliance Insurance Company, Reliance Group Holdings, Inc., and Reliance Financial Services Corporation may be deemed to be affiliates of Zenith. See note (6) below.

(3) Mr. Silbert is of counsel to the law firm of Loeb & Loeb LLP, which performed certain legal services for Zenith in 1996.

(4)  Robert M. Steinberg and Saul P. Steinberg are brothers.

(5)  On  July 30,  1993, Telemundo  Group, Inc.  ("Telemundo") consented  to the entry of an order for relief under Chapter 11 of the United States Bankruptcy Code. On December 30, 1994, Telemundo's Plan of Reorganization was consummated. Saul P. Steinberg previously served as President (February 1990 through February 1991) and Chief Executive Officer (February 1990 through May 1992) of Telemundo.

(6) On December 31, 1996, Zenith Insurance acquired Associated General Commerce Self-Insurers' Trust Fund ("AGC-SIF"), a Florida workers' compensation self-insurance fund. Prior to the acquisition, AGC-SIF had entered into reinsurance arrangements in the ordinary course of business. Some of these arrangements were with Reliance Insurance Company. As of December 31, 1996, Zenith's consolidated assets included balances of $20,215,000 relating to these arrangements with Reliance Insurance Company. Reliance Insurance Company is a wholly owned subsidiary of Reliance Financial Services Corporation, which is a wholly owned subsidiary of Reliance Group Holdings, Inc. Saul P. Steinberg, members of his family and affiliated trusts own approximately 45% of Reliance Group Holdings, Inc.

(7) Zenith Insurance and CalFarm are wholly-owned subsidiaries of Zenith, as was CalFarm Life Insurance Company until its sale by Zenith in December 1995.

    The Board of Directors communicated frequently during the year ended December 31, 1996, held five formal meetings, and also took action by unanimous written consent. Zenith's Board of Directors has a standing Audit Committee and a Performance Bonus Committee but has no nominating committee or any committee performing similar functions. The sole member and Chairman of the Audit Committee is currently Mr. Ostrow. The functions of the Audit Committee are to recommend to the Board of Directors retention or change of Zenith's independent auditors; to consider the range of audit and non-audit fees; to review the independence of the auditors; to meet with them and Zenith's internal audit personnel to discuss and review the results of their respective examinations and audit plans for the ensuing year; to review the adequacy of Zenith's system of internal accounting controls and like matters. The Audit Committee is also authorized to review and discuss other matters as it deems appropriate. During 1996, the Audit Committee communicated frequently with Zenith's financial and accounting and internal audit department personnel and independent auditors, including six formal meetings. The Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai (Chairman), is responsible for performance-based compensation plans for Executive Officers, namely, the Executive Officer Bonus Plan and the 1996 Employee Stock Option Plan as it relates to grants thereunder to Executive Officers. The Board of Directors retains responsibility for all other compensation matters. The Performance Bonus Committee held two formal meetings in 1996, but communicated frequently and also took action by unanimous written consent. Each Director, except Messrs. Saul P. Steinberg and Robert M. Steinberg, attended at least 75% of the aggregate of all meetings of the Board of Directors and of any committees thereof on which such Director served.

                            DIRECTORS' COMPENSATION

    Zenith pays each Director (other than Mr. Zax, who receives no additional compensation therefor) a fee of $50,000 per annum for serving as a member of the Board of Directors. Mr. Ostrow also receives a fee of $25,000 per annum for serving as the Chairman and sole member of Zenith's Audit Committee.

                             EXECUTIVE COMPENSATION

    The following table sets forth information regarding the compensation paid during the 1994, 1995, and 1996 fiscal years to Zenith's Chief Executive Officer and its four other most highly compensated Executive Officers serving as of December 31, 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                          ----------------
                                                                                               AWARDS
                                                          ANNUAL COMPENSATION             ----------------
                                                ---------------------------------------      SECURITIES
                                                                         OTHER ANNUAL        UNDERLYING       ALL OTHER
                                                                         COMPENSATION         OPTIONS/       COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR  SALARY ($)  BONUS ($)(1)       ($)            SARS (#)          ($)(3)
----------------------------------------  ----  ----------  ----------  ---------------   ----------------   ------------
STANLEY R. ZAX                            1996  $1,027,320  $        0     $      0         1,000,000          $31,926
Chairman of the Board and                 1995   1,027,320   1,000,000            0                 0           31,926
President of Zenith and                   1994   1,027,320   1,500,000            0                 0           31,926
Zenith Insurance,
Chairman of the Executive Committee of
the Board of Directors of CalFarm

FREDRICKA TAUBITZ                         1996  $  391,600  $  200,000     $      0                 0          $ 8,926
Executive Vice President and              1995     380,600     125,000            0            20,000            8,840
Chief Financial Officer of Zenith         1994     368,100     250,000            0                 0            8,840
and Zenith Insurance, Senior
Vice President of CalFarm

KEITH E. TROTMAN                          1996  $  340,100  $  200,000     $      0            10,000          $ 7,846
Senior Vice President of Zenith           1995     330,600     200,000            0            20,000            7,777
Insurance and CalFarm                     1994     325,600     240,000            0                 0            7,786

JAMES P. ROSS                             1996  $  283,717  $  100,000     $      0                 0          $ 7,971
Senior Vice President of                  1995     263,717     250,000        8,400(2)         50,000            8,597
Zenith, Zenith Insurance and              1994     254,011     345,000            0                 0           13,933
CalFarm

JOHN J. TICKNER                           1996  $  253,704  $  100,000     $      0            10,000          $20,991
Senior Vice President and                 1995     245,371      75,000            0            15,000           20,905
Secretary of Zenith, Senior Vice          1994     245,528      85,000            0                 0           31,326
President, General Counsel and
Secretary of Zenith Insurance and
CalFarm

------------------------
(1) All amounts shown were determined and paid under Zenith's Executive Officer Bonus Plan.

(2) Amount shown for Mr. Ross reflects Zenith's matching contribution under its Stock Purchase Plan.

(3) The following amounts are included in the above table: (a) Zenith's matching contributions made in fiscal year 1996 to The Zenith 401(k) Plan, as follows: Stanley R. Zax, none; Fredricka Taubitz, $3,166; Keith E. Trotman, $3,166; James P. Ross, none; and John J. Tickner, $3,166; (b) the dollar value of insurance premiums paid in fiscal year 1996 by, or on behalf of, Zenith with respect to term life insurance for the benefit of the Named Executive Officer, as follows: Stanley R. Zax, $9,000; Fredricka Taubitz, $5,760; Keith E. Trotman, $4,680; James P. Ross, $1,800; and John J. Tickner, $4,500; and (c) the dollar value of the benefit to the Named Executive Officer of premiums paid by, or on behalf of, Zenith during fiscal year 1996, with respect to certain split dollar life insurance policies, as follows: Stanley R. Zax, $22,926; Fredricka Taubitz, none; Keith E. Trotman, none; James P. Ross, $6,171; and John J. Tickner, $13,325.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                           ---------------------------------------------------------      VALUE AT ASSUMED
                              NUMBER OF       % OF TOTAL                                  ANNUAL RATES OF
                             SECURITIES      OPTIONS/SARS                             STOCK PRICE APPRECIATION
                             UNDERLYING       GRANTED TO    EXERCISE OR                 FOR OPTION TERM (4)
                            OPTIONS/SARS     EMPLOYEES IN   BASE PRICE    EXPIRATION  ------------------------
          NAME             GRANTED (#) (1)   FISCAL YEAR    ($/SH) (2)     DATE (3)     5% ($)       10% ($)
-------------------------  ---------------   ------------   -----------   ----------  -----------  -----------
Stanley R. Zax              1,000,000            70.3%       $23.6250      3/14/06    $14,857,636  $37,652,166
Fredricka Taubitz              --               --             --             --          --           --
Keith E. Trotman               10,000              .7%       $27.5625      12/09/01   $    76,150  $   168,272
James P. Ross                  --               --             --             --          --           --
John J. Tickner                10,000              .7%       $27.5625      12/09/01   $    76,150  $   168,272

------------------------
(1) Options granted in 1996 are not exercisable during the first year following the date of grant. Except for Mr. Zax's, each option becomes exercisable as to 25% of the total number of underlying shares in the second year following the date of grant and as to an additional 25% in each of the next three years. Mr. Zax's options become exercisable as to 20% of the total number of underlying shares in the second year following the date of grant and as to an additional 20% in each of the next four years. However, if there is a Change of Control (as defined in his employment agreement), Mr. Zax's options thereupon become fully exercisable.

(2) All options were granted with an option price equal to the market price of the Common Stock on the date of grant (based on the average of the high and low prices on the New York Stock Exchange for such date).

(3) Except for Mr. Zax's, the options granted in 1996 expire on the earlier to occur of (a) five years from the date of grant, (b) in the event of termination of the optionee's employment, three months from the date of such termination, or (c) in the event of the optionee's death, one year from the date thereof and, following termination of employment or death, may be exercised only to the extent they were exercisable on the date of the optionee's termination of employment or death. Mr. Zax's options expire on the earlier to occur of (a) ten years from the date of grant, (b) in the event of termination of his employment, three months from the date of such termination, and (c) in the event of his death, one year from the date thereof and, following termination of employment or death, may be exercised in full (whether or not otherwise vested) to the extent not previously exercised. However, if termination of employment is by reason of Mr. Zax's breach of any material obligation under his employment agreement, Mr. Zax's options may be exercised only to the extent they were exercisable on the date of termination of his employment.

(4) The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock, continued employment of the optionee through the term of the option, and other factors.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                 NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED             IN-THE-MONEY
                                   SHARES                     OPTIONS/SARS AT FY-END (#)    OPTIONS/SARS AT FY-END ($)
                                ACQUIRED ON       VALUE       ---------------------------   ---------------------------
             NAME               EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------  ------------   ------------   -----------   -------------   -----------   -------------
Stanley R. Zax                     --              --                0        1,000,000      $      0      $3,750,000
Fredricka Taubitz                  --              --           43,750           21,250      $324,297      $  117,266
Keith E. Trotman                   --              --           23,750           31,250      $119,297      $  117,266
James P. Ross                      15,000        $136,186       36,250           43,750      $214,141      $  248,047
John J. Tickner                    --              --           11,250           23,750      $ 57,891      $   77,422

              EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

    Effective December 6, 1994, Zenith entered into an amended and restated employment agreement with Mr. Zax, which extends the expiration date of his employment agreement from December 31, 1995 to December 31, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan. Under the agreement, Mr. Zax's base compensation is continued at $1,000,000, subject to such other increases as the Board of Directors may determine from time to time. Upon Mr. Zax's death, Zenith will continue to pay either his wife, children or estate his base compensation and annual bonus for a period of twelve months. If Mr. Zax's employment is terminated for disability, he will receive his base compensation and annual bonus for a period of six months. If Mr. Zax's employment is terminated for breach by him of his employment agreement, he will receive his base compensation through the end of the month in which the termination occurs. If his employment is terminated for any reason other than for breach of his employment agreement, death, or disability, Zenith will pay
Mr. Zax his base compensation and annual bonus through the term of his employment agreement. Upon a Change in Control (as defined in the employment agreement) of Zenith, all stock options and stock appreciation rights granted to Mr. Zax, to the extent not exercisable at such time, become immediately exercisable. In addition, if Mr. Zax's employment is terminated subsequent to any Change in Control either by Mr. Zax within 180 days of the Change in Control or by Zenith for any reason other than disability or breach of his employment agreement, Mr. Zax is entitled to receive Severance Payments (as defined below).

    Effective December 6, 1994, Zenith entered into an amended and restated employment agreement with Ms. Taubitz, which extends the expiration date of her employment agreement from October 1, 1995 to October 1, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan and certain additional benefits. The base compensation is currently $376,000, subject to such increases as the Board of Directors may determine from time to time.

    Effective February 16, 1995, Zenith entered into an amended and restated employment agreement with Mr. Tickner, which extends the expiration date of his employment agreement from October 1, 1995 to October 1, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan and certain additional benefits. The base compensation is currently $249,500, subject to such increases as the Board of Directors may determine from time to time.

    Zenith's employment agreements with Ms. Taubitz and Mr. Tickner provide that if her or his employment is terminated by Zenith other than for cause or disability, the executive is entitled to Severance Payments. In addition, each of Ms. Taubitz and Mr. Tickner may terminate her or his employment with Zenith and receive Severance Payments should (a) Mr. Zax cease, for any reason other than death or disability, to be the full-time Chairman of the Board and President of Zenith, (b) she or he be prohibited or restricted in the performance of her or his duties, (c) any payment due her or him under her or his agreement remain unpaid for more than 60 days, or (d) she or he give written notice of termination of the employment agreement to Zenith within 180 days following a Change in Control (as defined in the employment agreements) of Zenith.

    For purposes of the foregoing, "Severance Payments" include the following benefits: (1) in the case of Mr. Tickner, all salary payments that would have been payable to the executive for the greater of (a) the remaining term of the employment agreement or (b) one year, plus a pro rata portion of any bonus that would have been payable to the executive with respect to the year of termination; (2) in the case of Mr. Zax and Ms. Taubitz, a cash lump sum payment equal to the greater of (a) twice the sum of the executive's then current base compensation and the highest annual bonus paid or payable during the three consecutive years immediately preceding termination of employment or (b) the actuarial equivalent of the base compensation and annual bonuses that would have been payable to the executive under the remaining term of the employment agreement; (3) continuation of life, disability, dental, accident and group health insurance benefits, plus an additional amount necessary to reimburse the executive for any taxes attributable solely to the executive's receipt of such benefits; (4) in the case of Ms. Taubitz and Mr. Tickner, vesting of all stock option and similar rights; and (5) an additional payment, if necessary, to assure that none of the above benefits are subject to net reduction due to the imposition of excise taxes under section 4999 of the Internal Revenue Code of 1986, as amended.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1996, all decisions on Executive Officer compensation, other than decisions related to performance-based compensation plans, were made by the Board of Directors. Mr. Zax, Chairman of the Board and President, is a member of the Board of Directors, and except with respect to his own compensation, participated in the Board of Directors' deliberations concerning Executive Officer compensation.

    The Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai, determines matters relating to performance-based compensation plans for Executive Officers. Mr. Silbert is of counsel to the law firm of Loeb & Loeb LLP, which performed certain legal services for Zenith in 1996.

       BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION; PERFORMANCE
                  BONUS COMMITTEE REPORT ON PERFORMANCE BASED
                   COMPENSATION PLANS FOR EXECUTIVE OFFICERS

    Zenith's entire Board of Directors made determinations with respect to compensation of Executive Officers in 1996, except with respect to Mr. Zax's compensation, which is established in Board of Directors' actions from which Mr. Zax excuses himself and in which he does not participate and except with respect to matters related to performance-based compensation plans for Executive Officers. The Performance Bonus Committee made determinations under performance-based compensation plans for Executive Officers. The Board of Directors' report on Executive Compensation and the Performance Bonus Committee's report on its determinations shall not be deemed to be incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Board of Directors' report on Executive Compensation follows:

    EXECUTIVE OFFICERS
    The level of compensation for Executive Officers of Zenith is intended to be competitive (that is, "attractive") and to provide appropriate incentives. Executive Officers of Zenith are generally compensated through salary, grants of stock options, and bonuses under the Executive Officer Bonus Plan. The Executive Officer Bonus Plan, approved by the stockholders of Zenith at the 1994 Annual Meeting, is administered by the Performance Bonus Committee. The Performance Bonus Committee also grants stock options to Executive Officers under Zenith's 1996 Employee Stock Option Plan. The report of the Performance Bonus Committee follows this report.

    The level of an Executive Officer's base compensation is generally based on a combination of (1) the performance of Zenith, (2) the performance of the insurance subsidiary, if any, to which the Executive Officer is principally assigned, and (3) a subjective and qualitative evaluation of the personal contribution made by the Executive Officer to Zenith. Success in these areas does not translate mechanically into compensation levels; the manner in which these factors are taken into account is discretionary with the Board of Directors and is not based on any formulaic weighting.

    The performance of Zenith is generally measured by the combined ratio of its property and casualty insurance operations and by its overall profitability. Zenith strives for and has achieved long term average combined ratios that are about 100%. Zenith also strives for combined ratios that compare favorably in both the short and long term with insurers primarily engaged in writing workers' compensation insurance. In addition, Zenith endeavors to have loss ratios that are among the lowest for the industry in any rolling previous five year period. The performance of the Zenith insurance subsidiaries is generally measured by the same factors, as applicable.

    With respect to the subjective and qualitative evaluation of an Executive Officer's personal contribution to the business of Zenith, a variety of factors are taken into account. These factors vary and include, but are not limited to, the manner in which the Executive Officer favorably affects Zenith's combined ratio and profitability. Equally, if not more, important is the manner in which the Executive Officer performs in Zenith's environment, which fosters an entrepreneurial spirit, teamwork, and a commitment to education. Zenith believes an entrepreneurial spirit maximizes profits, promotes sound execution of good business fundamentals, and maintains a pool of executive talent. Teamwork is crucial to the effective and efficient implementation of Zenith's goals. A commitment to education means a dedication to lifelong learning and training for oneself and creating conditions so that the workforce is similarly dedicated. Such dedication is critical to Zenith's ability not only to meet change, but to use it to its competitive advantage. In such an environment, proactive and innovative approaches are strongly encouraged and rewarded.

    On the operational side, activities that demonstrate an opportunistic outlook, anticipation of changing business conditions and the development of postures to take advantage of opportunities to increase short and long term profits are rewarded. On the administrative side, efficiency, competence, strong compliance efforts, anticipation and avoidance of problems, as well as innovation, are rewarded.

    Certain of the Executive Officers are employed under employment agreements that provide for minimum base compensation and annual bonuses. Determinations as to salary increases for these Executive Officers, as well as those without employment agreements, are discretionary and are not made on the basis of a formulaic weighting of the factors described above. Bonuses are determined in accordance with the Executive Officer Bonus Plan.

    In 1996, the combined ratio of Zenith's property and casualty operations was below the combined ratio for the industry as a whole. Given this performance and taking into account the subjective and qualitative evaluations of individual Executive Officers, the level of an individual Executive Officer's base compensation was set accordingly. Please see the separate report of the Performance Bonus Committee for a discussion of the bonuses earned by and stock options granted to Executive Officers in 1996.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER
    Mr. Zax is never present when the Board of Directors deliberates with respect to his compensation and, accordingly, does not participate in Board of Directors' decisions on his own compensation.

    Mr. Zax's base salary for 1996 was set out in his four year amended and restated employment agreement executed in 1994. Under the employment agreement, increases to base compensation are at the discretion of the Board of Directors and are not based on formulaic weighting of factors. In determining whether to grant any salary increase, the same performance criteria that are applied to Executive Officers in general are applied to Mr. Zax. Also, as with Executive Officers generally, bonuses to Mr. Zax are determined in accordance with the Executive Officer Bonus Plan.

    Taking the objective and subjective criteria described above into account, the Board of Directors was generally satisfied with Mr. Zax's initiative and leadership during 1996. The Board of Directors was concerned, as was Mr. Zax, with unsatisfactory results in California, but believed Mr. Zax's base compensation should continue at its present level with any further incentives and rewards to be under the Executive Officer Bonus Plan.

    SECTION 162(M) POLICY
    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the Federal income tax deduction that a public corporation may claim for annual compensation paid to certain executive officers. The limitation with respect to each affected Executive Officer is $1,000,000 per year. However, the limitation does not apply to compensation which is performance-based, earned under a plan approved by Zenith's stockholders and which satisfies certain other conditions set forth in Section 162(m) and the regulations thereunder. Stock option grants awarded to Executive Officers under Zenith's 1996 Employee Stock Option Plan and bonuses payable under the Executive Officer Bonus Plan are intended to comply with Section 162(m). Accordingly, neither income accruing to Executive Officers upon exercise of stock options nor the amount of any bonus payment made to Executive Officers under the Executive Officer Bonus Plan should be subject to the $1,000,000 limit on deductibility. The Board of Directors has determined that it will pay Mr. Zax's annual salary even though any portion in excess of $1,000,000 would not be deductible by Zenith.

                     Stanley R. Zax, Chairman of the Board

George E. Bello                           Harvey L. Silbert
Max M. Kampelman                          Robert M. Steinberg
Jack M. Ostrow                            Saul P. Steinberg
William Steele Sessions                   Gerald Tsai, Jr.

    The  Performance  Bonus   Committee's  report  on   its  determinations   on
performance-based compensation plans for Executive Officers follows:

    The Performance Bonus Committee is responsible for administering the Executive Officer Bonus Plan and for granting stock options to Executive Officers under the 1996 Employee Stock Option Plan. In so doing, the Performance Bonus Committee implements and reinforces the compensation philosophy of the Board of Directors, as set out in the Board of Directors' Report on Executive Compensation.

EXECUTIVE OFFICER BONUS PLAN
    The Executive Officer Bonus Plan was approved by the stockholders at the 1994 Annual Meeting as a performance-based compensation plan. It provides for bonuses to Executive Officers based upon attainment by Zenith in any fiscal year of an objectively measured performance goal, namely a combined ratio that is below the industry's combined ratio. The Executive Officer Bonus Plan provides for bonuses to Executive Officers up to an amount equal to:

    100% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least three percentage points, but less than five percentage points, below the Industry Combined Ratio or

    150% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least five percentage points below the Industry Combined Ratio;

provided, however, in either instance, the Performance Bonus Committee may, in its sole discretion, on a case by case basis, reduce such bonus by any amount.

    In 1996, Zenith's combined ratio was 99.8% before accrual for bonuses under the Executive Officer Bonus Plan; the industry's 1996 combined ratio, as estimated and reported by A.M. Best Company, was 107.0%. Accordingly, the objective performance goal under the Executive Officer Bonus Plan was met, which the Performance Bonus Committee hereby certifies in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Pursuant to the terms of the Executive Officer Bonus Plan, each Executive Officer may receive a maximum bonus equal to 150% of his or her salary in effect as of January 1, 1996.

    EXECUTIVE OFFICERS
    The Performance Bonus Committee undertook a subjective and qualitative evaluation of the personal contribution made by each Executive Officer, other than Stanley R. Zax, the Chief Executive Officer. This subjective and qualitative evaluation considered the same factors set out in the Board of Directors' Report on Executive Compensation. Based on these evaluations, the Performance Bonus Committee exercised its discretion with respect to the bonus to be paid to each Executive Officer and reduced the amount payable in all cases. For all Executive Officers, with the exception of Mr. Zax, the total percentage of the bonuses paid was 29.4% of the maximum that could have been paid.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER
    As it had with the other Executive Officers, the Performance Bonus Committee undertook a subjective and qualitative evaluation of the personal contribution made by Mr. Zax and arrived at an amount to be awarded to him. Mr. Zax, however, stated that he would not accept any bonus. The Performance Bonus Committee, taking Mr. Zax's position into account, reconsidered its determination and decided he would receive no bonus currently, despite Zenith's excellent performance with respect to its combined ratio. However, the Performance Bonus Committee retains the discretion to pay, at a future date, all or any portion of the maximum bonus Mr. Zax could have received with respect to Fiscal Year 1996, based on his performance.

STOCK OPTION GRANTS

    EXECUTIVE OFFICERS

    From time to time the Performance Bonus Committee grants options to Executive Officers to purchase Common Stock. Options are considered a part of compensation to recognize an Executive Officer's contribution and to reinforce that Executive Officer's long term commitment to the success of Zenith. The Performance Bonus Committee's determination to grant options to an Executive Officer is based on the recommendation of the Chairman of the Board, subjective measures and prior grants to that Executive Officer. Beyond these general considerations, there is no particular formula governing the number of shares awarded.

    In 1996, the following Named Executive Officers were granted options to purchase Common Stock under the 1996 Employee Stock Option Plan, in the amounts set forth below:

John J. Tickner......................................     10,000  shares
Keith E. Trotman.....................................     10,000  shares

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER

    In early 1996, the Performance Bonus Committee granted Mr. Zax options to purchase 1,000,000 shares of Common Stock under the 1996 Employee Stock Option Plan. The factors considered by the Performance Bonus Committee in making the grant were based on subjective measures and prior option grants. In particular, the Performance Bonus Committee took note of the fact that prior to this grant, Mr. Zax had no outstanding stock options. The last time options were granted to Mr. Zax was in 1987, and all of those options had expired or had been exercised by 1995.

                           Gerald Tsai, Jr., Chairman
                                 Jack M. Ostrow
                               Harvey L. Silbert

                         STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph below compares the cumulative total returns of the Common Stock, the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's 500 Property-Casualty Insurance Index ("S&P PC") for a five year period. Stock price performance is based on historical results and is not necessarily indicative of future stock price performance. The following graph assumes $100 was invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Common Stock, the S&P 500, and the S&P PC. The calculation of cumulative total return assumes reinvestment of dividends. The graph was prepared by Standard and Poor's Compustat, which obtained factual materials from sources believed by it to be reliable, but which disclaims responsibility for any errors or omissions contained in such data. The Stock Price Performance Graph shall not be deemed incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
                           ZENITH, S&P 500 AND S&P PC
                     (PERFORMANCE RESULTS THROUGH 12/31/96)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ZNT      S&P 500    S&P PC
1991          100.00     100.00     100.00

1992          124.08     107.62     117.11

1993          146.18     118.46     115.04

1994          155.16     120.03     120.67

1995          152.60     165.13     163.38

1996          203.11     203.05     198.53

             INFORMATION RELATING TO INDEPENDENT PUBLIC ACCOUNTANTS

    Zenith's independent auditor for fiscal year 1996 was Coopers & Lybrand L.L.P. and, upon the recommendation of the Audit Committee, the Board of
Directors of Zenith has selected Coopers & Lybrand L.L.P. as Zenith's independent auditor for fiscal year 1997.

    Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and to make a statement if they desire to do so.

    For information concerning Zenith's Audit Committee, see "Election of Directors" above.

                    STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL
                            MEETING OF STOCKHOLDERS

    Stockholders of Zenith who intend to submit proposals to Zenith's stockholders at the next Annual Meeting of Stockholders to be held in 1998 must submit such proposals to Zenith no later than November 25, 1997 in order for them to be included in Zenith's proxy materials for such meeting. Stockholder proposals should be submitted to Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367, Attention: Secretary.

                                          By Order of the Board of Directors

                                          JOHN J. TICKNER
                                          SECRETARY

Dated: March 25, 1997

                                    [LOGO]
                                    PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                       OF ZENITH NATIONAL INSURANCE CORP.
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 1997

     The undersigned stockholder hereby appoints Jack M. Ostrow, Harvey L. Silbert, and Stanley R. Zax and each or any of them (each with full power of substitution), proxies for the undersigned to vote all shares of Common Stock of Zenith National Insurance Corp. ("Zenith") owned by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 15, 1997, at 9:00 a.m., at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, and at any adjournments thereof, in connection with the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 25, 1997 (the "Proxy Statement"), copies of which have been received by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AS PROVIDED BY ZENITH'S PROXY STATEMENT AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS THEY SEE FIT.

         (Continued and to be marked, signed and dated on other side)

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

                                                        Please mark
                                                        your votes as   /X/
                                                        indicated in
                                                        this example


          FOR all nominees listed below (except   WITHHOLD AUTHORITY to vote for
          as marked to the contrary below)        all nominees listed below


1.  Election of Directors:   / /                                / /

George E. Bello, Max M. Kampelman, Jack M. Ostrow, William Steele Sessions, Harvey L. Silbert, Robert M. Steinberg, Saul P. Steinberg, Gerald Tsai, Jr. and Stanley R. Zax.

2. In their discretion, upon such other matters as may properly come before the meeting.


(INSTRUCTION: To withhold authority for any individual nominee write that nominee's name in the space provided below.)

---------------------------------------------------------------------------

                                       Dated:______________________,1997

                                       Signature________________________

                                       Signature_________________________

                                      Note Please sign EXACTLY as your name
                                      appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If executed by a corporation, an authorized officer should sign, and the corporate seal should be affixed. A proxy for shares held in joint ownership should be signed by each joint owner.

Please mark, sign and date this Proxy and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

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